UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 24, 2003

NetIQ Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3553 North First Street, San Jose, California                                                                          95134

(Address of Principal Executive Offices)                                                                                  (Zip Code)

Registrant’s telephone number, including area code     (408) 856-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure

On September 24, 2003, NetIQ Corporation issued a press release announcing the appointment of Michael J. Rose to the Board of Directors, and the resignations of Ching Fa-Hwang and Ying-Hon Wong as directors.

The press release is furnished as an exhibit to this Current Report on Form 8-K and the contents of the exhibit are included herein by reference.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into NetIQ’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 7.    Exhibits

99.1	Press Release dated September 24, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2003

By:	/s/ BETSY E. BAYNA
Betsy E. Bayna Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press Release dated September 24, 2003